UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2026

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 6, 2026, Cullinan Therapeutics, Inc. (the “Company”) issued a press release announcing that the Company is presenting initial clinical data from its Phase 1 OUTRACE clinical trials for CLN-978 in patients with treatment-refractory rheumatoid arthritis (“RA”) and treatment-refractory moderate to severe systemic lupus erythematosus (“SLE”) at the European Alliance of Associations for Rheumatology European Congress of Rheumatology (“EULAR”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 6, 2026, the Company shared initial clinical data from its Phase 1 OUTRACE clinical trials for CLN-978 in patients with treatment-refractory RA ("OUTRACE RA") and in patients with treatment-refractory moderate to severe SLE ("OUTRACE SLE").

As of May 15, 2026, 29 patients had been evaluated across various dose levels in the OUTRACE SLE and RA clinical trials.

	SLE (n=18)			RA (n=11)
Dose levels investigated	Safety	PD*	Efficacy	Safety	PD*	Efficacy
Cohort 1 (D1: 10 μg)	3	3	3	1	1	1
Cohort 2 (D1: 10 μg, D8: 20 μg)	7	7	4	3	3	3
Cohort 3 (D1: 10 μg, D8: 30 μg)	7	6	6	3	3	3
Cohort 4 (D1: 10 μg, D8: 45 μg)	1	1	1	-	-	-
Cohort 5 (D1: 10 μg, D8/15/22: 20 μg)	-	-	-	4	-	-
Total patients	18	17	14	11	7	7

*PD = pharmacodynamics

Based on timing of data cutoff, various data for certain patients were not yet available.

Clinical Activity and Biomarker Findings in OUTRACE SLE

In the OUTRACE SLE Phase 1 clinical trial, highlights of the data for patients treated with a single target dose include:

•
Among 14 patients with ≥4 weeks follow up, a ≥4-point reduction in hSLEDAI was observed in 10 patients (71%), with 5 achieving a DORIS remission.
•
All lab markers of disease activity (anti-dsDNA, UPCR, C3 and C4) improved in patients with clinically significant abnormalities at baseline.
•
Following a single target dose of CLN-978, peripheral B cell counts were reduced by >80% from baseline in 14 of 17 patients (82%), with dose-dependent recovery.
o
Peripheral B cell depletion below the limit of quantification (“BLOQ”) was achieved in seven of 14 patients (50%) treated at target doses ≥20 µg.

Clinical Activity and Biomarker Findings in OUTRACE RA

In the OUTRACE RA Phase 1 clinical trial, highlights of the data for patients treated with a single target dose include:

•
In this heavily pretreated population, six of seven patients (86%) had high baseline disease activity. Disease activity improved in five of seven patients (71%) including a DAS28-ESR remission in one patient treated with a single 30 µg target dose.
•
CLN-978 reduced RA autoantibody levels without impact on protective vaccine titers.
•
Peripheral blood B cell depletion BLOQ was achieved in four of six patients (67%) treated at target doses ≥20 µg.
•
Dose dependent B cell depletion was also observed in lymph node and synovial tissue.

Safety Profile in Patients with SLE and RA

•
CLN-978 was well tolerated across the 10 μg, 20 μg and 30 μg target dose cohorts, including in patients who received three administrations of the 20 μg target dose in a multi-dose regimen.
•
Cytokine release syndrome (“CRS”) events occurred in 11 of 29 patients (38%), with most being Grade 1 and occurring after the first dose of 10 μg. A single case of Grade 3 CRS was observed following administration of the 45 μg target dose; enrollment to this cohort was discontinued and additional step-up dosing may be implemented in the multi-dose regimens.

•
No immune effector cell-associated neurotoxicity syndrome was observed.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that are not historical facts may be considered “forward-looking statements,” including statements regarding the efficacy and safety data from the Company’s ongoing Phase 1 OUTRACE RA and OUTRACE SLE clinical trials for CLN-978, the clinical and therapeutic potential of CLN-978 and the Company’s plans regarding future data presentations. The clinical trials referenced in this Current Report on Form 8-K are ongoing, and the data described are interim, subject to change, and based on data available as of a specified date. As patient enrollment continues and additional follow-up data is obtained, the reported safety profile and other clinical outcomes may change materially. There can be no assurance that the interim results will be predictive of final clinical trial results or that additional data will confirm or support these observations. Forward-looking statements are typically, but not always, identified by the use of words such as “estimate,” “expect,” and other similar terminology. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause the Company's actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainty regarding the timing and results of regulatory submissions, the risk that any INDs, NDAs or other global regulatory submissions the Company may file with the United States Food and Drug Administration or other global regulatory agencies are not cleared on the Company’s expected timelines, or at all, the success of the Company’s clinical trials and preclinical studies, the risks related to the Company’s ability to protect and maintain the Company’s intellectual property position, the risks related to manufacturing, supply, and distribution of the Company’s product candidates, the risk that any one or more of the Company’s product candidates, including those that are co-developed, will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical trials will not be predictive of future results in connection with future studies or clinical trials, and the success of any collaboration, partnership, license or similar agreements, along with the risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with the Securities and Exchange Commission. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K. Any forward-looking statement included in this Current Report on Form 8-K speaks only as of the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Cullinan Therapeutics, Inc. on June 6, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	June 8, 2026	By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer